Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William Hennessy	Date: April 13, 2020
William Hennessy
Trustee

Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Alexander Castillo	Date: April 9, 2020
Alexander Castillo
Trustee

Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael J. Dillon	Date: April 13, 2020
Michael J. Dillon
Trustee

Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Sonica Kearney	Date: April 11, 2020
Sonica Kearney
Trustee

Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Andrew Kushner	Date: April 13, 2020
Andrew Kushner
Trustee

Siren ETF Trust

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a statutory trust (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Scott Freeze and Michael Blaszczyk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Christopher R. Zapalski	Date: April 15, 2020
Christopher R. Zapalski
Trustee